Equity Investments - Financial Information for P&G Joint Venture and Techlab on Combined Condensed Results of Operations (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule Of Equity Method Investments Joint Ventures [Line Items]
Net revenue	$ 212,955	$ 232,857	$ 224,193
Gross profit	139,694	146,466	142,159
Net income after taxes	$ 26,056	$ 15,922	$ 20,913